                               POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that each of NationsBank Corporation and the several undersigned officers and directors whose signatures appear below, hereby makes, constitutes and appoints James W. Kiser and Charles M. Berger, and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned officer's and director's capacity or capacities as shown below, an Annual Report on Form 10-K for the year ended December 31, 1996, and all exhibits thereto and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, hereby ratifying and confirming all acts and things which said attorneys or attorney might do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, NationsBank Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned officers and directors, in the capacity or capacities noted, has hereunto set his or her hand as of the date indicated below.
                                          NATIONSBANK CORPORATION
                                          By: /s/  Hugh L. McColl, Jr.

                                                   HUGH L. MCCOLL, JR.
                                                 CHIEF EXECUTIVE OFFICER
Dated: March 26, 1997

                   SIGNATURE                                        TITLE                           DATE
                                                  Chief Executive Officer and Director          March 26, 1997
         /s/  Hugh L. McColl, Jr.                   (Principal Executive Officer)
             (HUGH L. MCCOLL, JR.)
                                                  Vice Chairman and                             March 26, 1997
        /s/   James H. Hance, Jr.                   Chief Financial Officer
             (JAMES H. HANCE, JR.)                  (Principal Financial Officer)
                                                  Executive Vice President                      March 26, 1997
        /s/       Marc D. Oken                      (Principal Accounting Officer)
                 (MARC D. OKEN)
                                                  Chairman of the Board                         March 26, 1997
        /s/   Andrew B. Craig, III
             (ANDREW B. CRAIG, III)

        /s/     Ronald W. Allen                   Director                                      March 26, 1997
               (RONALD W. ALLEN)

        /s/     Ray C. Anderson                   Director                                      March 26, 1997
               (RAY C. ANDERSON)

        /s/   William M. Barnhardt                Director                                      March 26, 1997
             (WILLIAM M. BARNHARDT)

        /s/  B.A. Bridgewater, Jr.                Director                                      March 26, 1997
            (B.A. BRIDGEWATER, JR.)

        /s/     Thomas E. Capps                   Director                                      March 26, 1997
               (THOMAS E. CAPPS)

                   SIGNATURE                                        TITLE                           DATE

        /s/     Charles W. Coker                  Director                                      March 26, 1997
               (CHARLES W. COKER)

        /s/    Thomas G. Cousins                  Director                                      March 26, 1997
              (THOMAS G. COUSINS)

        /s/     Alan T. Dickson                   Director                                      March 26, 1997
               (ALAN T. DICKSON)

        /s/    W. Frank Dowd, Jr.                 Director                                      March 26, 1997
              (W. FRANK DOWD, JR.)

       /s/        Paul Fulton                     Director                                      March 26, 1997
                 (PAUL FULTON)

       /s/     Timothy L. Guzzle                  Director                                      March 26, 1997
              (TIMOTHY L. GUZZLE)

       /s/       C. Ray Holman                    Director                                      March 26, 1997
                (C. RAY HOLMAN)

       /s/       W. W. Johnson                    Director                                      March 26, 1997
                (W. W. JOHNSON)

       /s/   Russell W. Meyer, Jr.                Director                                      March 26, 1997
            (RUSSELL W. MEYER, JR.)

                                                  Director                                      March   , 1997
                (JOHN J. MURPHY)

       /s/     Richard B. Priory                  Director                                      March 26, 1997
              (RICHARD B. PRIORY)

       /s/       John C. Slane                    Director                                      March 26, 1997
                (JOHN C. SLANE)

       /s/    O. Temple Sloan, Jr.                Director                                      March 26, 1997
             (O. TEMPLE SLOAN, JR.)

       /s/        John W. Snow                    Director                                      March 26, 1997
                 (JOHN W. SNOW)

       /s/    Meredity R. Spangler                Director                                      March 26, 1997
             (MEREDITH R. SPANGLER)

       /s/     Robert H. Spilman                  Director                                      March 26, 1997
              (ROBERT H. SPILMAN)

       /s/      Albert E. Suter                   Director                                      March 26, 1997
               (ALBERT E. SUTER)


                   SIGNATURE                                        TITLE                           DATE

       /s/      Ronald Townsend                   Director                                      March 26, 1997
               (RONALD TOWNSEND)

       /s/       Jackie M. Ward                   Director                                      March 26, 1997
                (JACKIE M. WARD)

       /s/     Virgil R. Williams                 Director                                      March 26, 1997
              (VIRGIL R. WILLIAMS)